Exhibit 99.3
Unaudited Pro Forma Condensed Combined Financial Statements
On May 25, 2006 (the “Acquisition Date”), United Components, Inc. (“UCI”), completed the acquisition of all of the outstanding stock of ASC Industries, Inc. and its subsidiaries (“ASC”). This transaction is referred to as the “Acquisition”. Also on May 25, 2006, in connection with the Acquisition, UCI entered into the Amended and Restated Credit Agreement to finance a portion of the Acquisition.
The unaudited pro forma condensed combined balance sheet presented in the following pages is based on historical balance sheets as of March 31, 2006 and has been adjusted on a pro forma basis to give effect to the Acquisition and the related financing as if they had occurred on March 31, 2006. The unaudited pro forma condensed combined income statements presented in the following pages are based on historical income statements and have been adjusted on a pro forma basis to give effect to the Acquisition and the related financing as if they had occurred on January 1, 2005. The pro forma adjustments give effect to (i) the preliminary allocation of the Acquisition purchase price, (ii) the related financing, and (iii) changes to the capital structure of ASC.
The unaudited pro forma financial information does not purport to represent what the results of operations would have been had the Acquisition occurred as of the dates indicated, or what results will be in future periods.
The Acquisition is accounted for under the purchase method of accounting, and accordingly, the results of operations of ASC will be included in UCI’s results beginning on the Acquisition Date.
The information included herein has been prepared based on a preliminary allocation of the preliminary Acquisition purchase price. This preliminary allocation was based on preliminary estimates of the fair value of the assets acquired and liabilities assumed. The purchase price allocation is subject to change until all pertinent information regarding the Acquisition and the assets and liabilities of ASC are obtained and fully evaluated. Additional pertinent information that UCI is in the process of obtaining includes, but is not limited to, internal and independent consultant evaluations of environmental-related risks and independent third-party appraisals of property, plant and equipment and intangible assets, other than goodwill. Finalization of the allocation of the Acquisition purchase price could result in material changes to the unaudited pro forma financial information presented herein. The allocation of the Acquisition purchase price will be finalized within one year after the Acquisition Date.
The unaudited pro forma financial information should be read in conjunction with UCI’s historical consolidated financial statements and related notes thereto included in UCI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, UCI’s Annual Report on Form 10-K for the year ended December 31, 2005, and ASC’s financial statements contained in Exhibits 99.1 and 99.2 to the Form 8-K/A containing this Exhibit 99.3.

United Components, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
At March 31, 2006
(in thousands)

	UCI	ASC	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			Combined
Assets

Current assets
Cash and cash equivalents	$45,074	$1,302	$113,000	(a	)	$40,563
			(3,636)	(b	)
			(115,177)	(c	)
Accounts receivable, net	265,533	19,247	—			284,780
Inventories, net	184,476	33,062	8,360	(d	)	225,898
Deferred tax assets	27,383	1,696	—			29,079
Other current assets	18,212	1,009	—			19,221

Total current assets	540,678	56,316	2,547			599,541

Property, plant and equipment, net	192,024	23,199	3,380	(d	)	218,603
Goodwill	166,559	20,276	47,077	(d	)	233,912
Other intangible assets, net	86,234	8,568	8,507	(d	)	103,309
Deferred financing costs, net	5,854	778	1,011	(b	)	6,865
			(778)	(d	)
Pension and other assets	13,002	683	—			13,685

Total assets	$1,004,351	$109,820	$61,744			$1,175,915

Liabilities and shareholder’s equity

Current liabilities
Accounts payable	$118,724	$16,159	$—			$134,883
Short-term borrowings	319	—	—			319
Current maturities of long-term debt	1	50,522	(40,159)	(d	)	10,364
Put option obligation	—	26,000	(26,000)	(d	)	—
Redeemable preferred stock	—	7,546	(7,546)	(d	)	—
Accrued expenses and other current liabilities	101,721	5,230	(1,024)	(b	)	109,893
			3,966	(d	)

Total current liabilities	220,765	105,457	(70,763)			255,459

Long-term debt, less current maturities	442,432	909	113,000	(a	)	556,341
Pension and other postretirement liabilities	51,081	—	—			51,081
Deferred tax liabilities	2,382	4,353	4,883	(d	)	11,618
Other long-term liabilities	1,306	6,168	858	(d	)	8,332

Total liabilities	717,966	116,887	47,978			882,831

Shareholder’s equity
Common stock	—	—	—			—
Additional paid in capital	264,393	8,209	8,300	(c	)	272,693
			(8,209)	(d	)
Retained earnings	22,299	(15,106)	(1,601)	(b	)	20,698
			15,106	(d	)
Accumulated other comprehensive loss	(307)	(170)	170	(d	)	(307)

Total shareholder’s equity	286,385	(7,067)	13,766			293,084

Total liabilities and shareholder’s equity	$1,004,351	$109,820	$61,744			$1,175,915

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

United Components, Inc.
Unaudited Pro Forma Condensed Combined Income Statement
For the Three Months Ended March 31, 2006
(in thousands)

	UCI	ASC	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			Combined
Net sales	$263,665	$26,326	$—			$289,991
Cost of sales	209,515	21,556	(318)	(f	)	230,753

Gross profit	54,150	4,770	318			59,238

Operating expenses
Selling and warehousing	18,923	748	—			19,671
General and administrative	14,537	885	(7)	(j	)	15,415
Amortization of acquired intangible assets	1,383	763	(301)	(g	)	1,845
Costs of closing facilities and consolidating operations	1,393	—	—			1,393

Operating income	17,914	2,374	626			20,914

Other income (expense)
Interest expense, net	(9,375)	(1,569)	(437)	(h	)	(11,381)
Management fee expense	(500)	(132)	132	(j	)	(500)
Miscellaneous, net	(77)	179	(28)	(f	)	74

Income before income taxes	7,962	852	293			9,107
Income tax expense	3,209	149	114	(k	)	3,472

Net income	$4,753	$703	$179			$5,635

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

United Components, Inc.
Unaudited Pro Forma Condensed Combined Income Statement
For the Year Ended December 31, 2005
(in thousands)

	UCI	ASC	Pro Forma			Pro Forma
	Historical	Historical	Adjustments			Combined
Net sales	$1,008,843	$98,258	$—			$1,107,101
Cost of sales	823,914	80,338	8,360	(e	)	911,972
			(640)	(f	)

Gross profit	184,929	17,920	(7,720)			195,129

Operating expenses
Selling and warehousing	72,967	3,113	—			76,080
General and administrative	47,035	4,712	(26)	(j	)	51,721
Amortization of acquired intangible assets	5,888	3,053	(1,140)	(g	)	7,801
Costs of closing facilities and consolidating operations	21,530	—	—			21,530

Operating income	37,509	7,042	(6,554)			37,997

Other income (expense)
Interest expense, net	(36,467)	(6,689)	(1,613)	(h	)	(44,769)
Loss on extinguishment of debt	—	—	(2,625)	(b	)	(2,625)
Accretion of put option obligation	—	(8,875)	8,875	(i	)	—
Management fee expense	(2,000)	(421)	421	(j	)	(2,000)
Miscellaneous, net	(1,114)	(512)	833	(e	)	(677)
			(134)	(f	)
			250	(j	)

Income (loss) before income taxes	(2,072)	(9,455)	(547)			(12,074)
Income tax expense	2,456	(807)	(3,121)	(k	)	(1,472)

Net income (loss)	$(4,528)	$(8,648)	$2,574			$(10,602)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
Note 1. Basis of Presentation
The initial base purchase price of the Acquisition is $154.7 million, before the working capital and other adjustments contemplated in the Stock Purchase Agreement. Financing for the Acquisition was comprised of proceeds from additional UCI debt, rollover equity, and cash.
The unaudited pro forma condensed combined balance sheet presented in the following pages is based on historical balance sheets as of March 31, 2006 and has been adjusted on a pro forma basis to give effect to the Acquisition and the related financing as if they had occurred on March 31, 2006. The unaudited pro forma condensed combined income statements presented in the following pages are based on historical income statements and have been adjusted on a pro forma basis to give effect to the Acquisition and the related financing as if they had occurred on January 1, 2005. The pro forma adjustments give effect to (i) the preliminary allocation of the Acquisition purchase price, (ii) the related financing, and (iii) changes to the capital structure of ASC.
The unaudited pro forma financial information does not purport to represent what the results of operations would have been had the Acquisition occurred as of the dates indicated, or what results will be in future periods.
The Acquisition is accounted for under the purchase method of accounting, and accordingly, the results of operations of ASC will be included in UCI’s results beginning on the Acquisition Date.
The information included herein has been prepared based on a preliminary allocation of the preliminary Acquisition purchase price. This preliminary allocation was based on preliminary estimates of the fair value of the assets acquired and liabilities assumed. The purchase price allocation is subject to change until all pertinent information regarding the Acquisition and the assets and liabilities of ASC are obtained and fully evaluated. Additional pertinent information that UCI is in the process of obtaining includes, but is not limited to, internal and independent consultant evaluations of environmental-related risks and independent third-party appraisals of property, plant and equipment and intangible assets, other than goodwill. Finalization of the allocation of the Acquisition purchase price could result in material changes to the unaudited pro forma financial information presented herein. The allocation of the Acquisition purchase price will be finalized within one year after the Acquisition Date.
ASC’s historical balance sheet and income statements have been reclassified to conform to UCI’s standard classifications. These reclassifications did not change the financial position or net income of ASC.
The estimated preliminary purchase price, the financing of the Acquisition, and the preliminary allocation of the preliminary Acquisition purchase price are discussed below. The resulting pro forma effects of these are also explained and summarized below.
Note 2. Preliminary Purchase Price and Financing
The initial base purchase price was $154.7 million. This price is before adjusting for (i) working capital and other adjustments contemplated in the Stock Purchase Agreement, (ii) transaction fees and expenses, and (iii) the assumption of ASC debt and certain other ASC obligations related to the Acquisition.

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
The preliminary Acquisition purchase price and the preliminary amount to be allocated to the May 25, 2006 ASC balance sheet are determined as follows:

(in millions)
Initial base purchase price	$154.7
Working capital adjustment and adjustment for other items contemplated in the Stock Purchase Agreement	(22.8)
Fees and expenses directly related to the Acquisition	3.6

Preliminary Acquisition purchase price	135.5

Assumed ASC debt and certain other ASC obligations	(12.0)

Amount allocated to the ASC May 25, 2006 balance sheet	$123.5

In addition to the above, UCI has agreed to pay to the former stockholders of ASC up to an aggregate amount of $4 million of additional purchase price upon the integration of certain operations within ASC and UCI. This amount will be added to the final purchase price, if and when completed.
The final Acquisition purchase price is dependent on (i) the actual finally determined fees and expenses directly related to the Acquisition, (ii) finalization of the working capital and other adjustments as set forth in the Stock Purchase Agreement, and (iii) the aforementioned potential future contingent payment.
UCI has not completed its assessment of the fair value of assets and liabilities of ASC. The table below represents a preliminary allocation of the preliminary Acquisition purchase price to ASC’s assets and liabilities based on management’s preliminary estimate of their respective fair values at the Acquisition Date.

(in millions)
Cash	$2.5
Accounts receivable	15.6
Inventory	41.4
Fixed assets	26.6
Acquired intangible assets	17.1
Goodwill	67.4
Other assets	2.8
Accounts payable and accrued liabilities	(26.4)
Long-term debt and capital lease obligations	(11.3)
Other liabilities	(4.7)
Deferred income taxes	(7.5)

$123.5

Financing for the Acquisition was comprised of the following:

(in millions)
Proceeds from additional UCI debt	$113.0
UCI’s cash on hand	2.2
Rollover equity	8.3
Assumed ASC debt and certain other ASC obligations	12.0

$135.5

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
Certain ASC stockholders exchanged $8.3 million of ASC stock for the stock of UCI’s parent company. UCI’s parent company contributed the ASC stock to UCI. This stock is referred to as “rollover equity” in the above table.
Note 3. The Amended and Restated Credit Agreement
In connection with the Acquisition, on May 25, 2006, UCI entered into an Amended and Restated Credit Agreement. This Amended and Restated Credit Agreement replaced UCI’s previously existing credit facility, and provides for additional borrowing capacity of up to $115 million.
UCI replaced the $217 million of outstanding debt under its previously existing credit facility with new credit facility borrowings. In addition, $113 million was borrowed to finance a portion of the Acquisition purchase price.
Note 4. Pro Forma Adjustments
The following pro forma adjustments are based on management’s preliminary estimate of the Acquisition purchase price and on management’s preliminary estimates of the fair values of the assets acquired and liabilities assumed. Finalization of the allocation of the Acquisition purchase price could result in material changes to these pro forma adjustments.
(a)	Represents the net proceeds from borrowing $330 million under UCI’s new Amended and Restated Credit Agreement and repaying $217 million of outstanding borrowings under UCI’s previously existing credit agreement, as follows:

March 31, 2006
Pro Forma
Adjustments
(in thousands)
Cash received from borrowings under the new Amended and Restated Credit Agreement	$330,000
Repayment of debt outstanding under UCI’s previously existing credit agreement	(217,000)

Net cash received (used to partially finance the Acquisition)	$113,000

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(b)	Represents (i) the payment of $3.6 million of fees in connection with the new Amended and Restated Credit Agreement and (ii) the net change in UCI’s unamortized deferred financing fees resulting from the payment of these fees and the loss recognized to write off UCI’s unamortized deferred financing fees related to the extinguishment of UCI’s previously outstanding debt.

March 31, 2006
Pro Forma
Adjustments
(in thousands)
Cash paid for fees related to the Amended and Restated Credit Agreement	$3,636
To recognize the write off of UCI’s unamortized deferred financing fees related to the extinguishment of debt	(2,625)

Net increase in UCI’s unamortized deferred financing fees	$1,011

(b)	Represents the aforementioned loss related to the write off of the unamortized deferred financing fees, which has been reflected on a separate line in the unaudited condensed combined pro forma income statement for the year ended December 31, 2005 (in thousands):

Year Ended
December 31,
2005
Pro Forma
Adjustments
To recognize the write off of UCI’s unamortized deferred financing fees related to the extinguishment of debt	$2,625

(b)	Represents the impact that the aforementioned loss related to the write off of the unamortized deferred financing fees has on March 31, 2006 income taxes payable and retained earnings. It is calculated as follows (in thousands):

March 31, 2006
Pro Forma
Adjustments
To recognize the write off of UCI’s unamortized deferred financing fees related to the extinguishment of debt	$2,625
Income taxes payable (receivable)	(1,024)

Adjustment to retained earnings	$1,601

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(c)	Represents the cash payment portion and the rollover equity portion of the preliminary Acquisition purchase price. The consideration is as follows:

March 31, 2006
Pro Forma
Adjustments
(in thousands)
Cash paid	$115,177
Rollover equity	8,300

$123,477

(d)	The following table reflects (i) the pro forma adjustments to record the difference between the preliminary estimated fair values and the March 31, 2006 historical amounts of ASC’s assets acquired and liabilities assumed and (ii) repayment of the redeemable preferred stock, put option, certain debt, and other Acquisition related obligations in connection with the Acquisition.

The following table does not include assets and assumed liabilities for which the estimated fair values equal the historical amounts. The amounts presented are in thousands and assets are presented as positive amounts and liabilities are presented as negative amounts.

		Preliminary Estimated Fair
		Value after Repayment of Put
		Option, Preferred Stock, Certain
	ASC	Debt, and Other Acquisition	Pro Forma
	Historical	Related Obligations	Adjustments
Inventory adjustment to fair value	$33,062	$41,422	$8,360
Fixed assets adjustment to fair value	23,199	26,579	3,380
Acquired intangible assets adjustment to fair value	8,568	17,075	8,507
Goodwill adjustment to eliminate ASC’s historical amount and recognize residual value created from the Acquisition	20,276	67,353	47,077
Deferred financing costs adjustment to eliminate ASC’s historical amount	778	—	(778)
Accrued liabilities adjustment to fair value	(5,230)	(9,196)	(3,966)
Debt partially paid at the Acquisition Date	(51,431)	(11,272)	40,159
Put option obligation paid at the Acquisition Date	(26,000)	—	26,000
Redeemable preferred stock paid at the Acquisition Date	(7,546)	—	7,546
Other non current liabilities adjustment to fair value	(3,803)	(4,661)	(858)
Deferred income tax liabilities (adjusted for the net impact of the fair value purchase accounting adjustments	(2,657)	(7,540)	(4,883)
Shareholders’ Equity adjustment to eliminate ASC’s historical amounts:
Additional paid in capital	(8,209)	—	8,209
Retained earnings	15,106	—	(15,106)
Cumulative translation adjustment	170	—	(170)

			$123,477

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(e)	Represents adjustment for the adverse effect of $8.4 million of higher costs due to the sale of the inventory acquired that was written-up to fair value and the related effect on minority interest. This assumes all inventory on hand at the Acquisition Date will be sold within one year. This non-cash charge will occur only one time within one year after the Acquisition Date.

Year Ended
December 31,
2005
Pro Forma
Adjustments
(in thousands)
Increase in cost of sales resulting from the sale of inventory written up to fair value	$8,360

Related effect on minority interest	$(833)

(f)	Represents adjustment to depreciation expense to reflect the acquired fixed assets write up to fair value offset by the related change in estimated useful lives, and the related effect on minority interest. The estimated depreciation expense is computed on a straight-line basis over the estimated useful lives of the fixed assets, which range from 16 to 34 years for buildings and from 2 to 15 years for machinery and equipment.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Elimination of ASC’s historical depreciation expense	$(1,030)	$(3,488)
Estimated depreciation expense resulting from fair value adjustment and related change in estimated useful lives	712	2,848

	$(318)	$(640)

Related effect on minority interest	$28	$134

(g)	Represents adjustment to amortization expense to reflect the amortization of the acquired intangible assets. Acquired intangible assets are primarily customer relations and trademarks. The estimated amortization expense is computed on an accelerated basis commensurate with the expected benefits received from such intangibles. The useful lives of these intangibles are estimated to range from 3 to 16 years.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Elimination of ASC’s historical amortization expense	$(763)	$(3,053)
Estimated amortization expense resulting from acquired intangible assets	462	1,913

	$(301)	$(1,140)

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(h)	Represents adjustment to interest expense to reflect (i) the $113 million of additional debt outstanding, and (ii) the lower interest rate (0.25%) related to the Amended and Restated Credit Agreement, (iii) the net change in UCI’s interest expense resulting from the net change in unamortized deferred financing fees and the change in maturity date of the debt, (iv) the one-time cost related to the amendment of UCI’s revolving credit facility, and (v) the repayment of certain ASC debt at the Acquisition Date, including the related adjustment to amortization of deferred financing fees and debt issue costs.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Additional interest expense to reflect the additional debt outstanding	$1,969	$7,876
Reduction of interest expense due to the lower interest rate	(136)	(543)
One-time cost related to the amendment of UCI’s revolving credit facility	—	217
Net change in interest expense resulting from the net change in deferred financing fees and maturity date of the debt	6	(186)
Elimination of ASC’s interest expense reflected in historical amounts related to debt paid at the Acquisition Date, including the related amortization of deferred financing fees and debt issue costs	(1,402)	(5,751)

	$437	$1,613

(i)	Represents adjustment to ASC’s historical amounts to eliminate the accretion of the put option obligation, which was paid at the Acquisition Date.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Elimination of ASC’s accretion of the put option obligation reflected in historical amounts and paid at the Acquisition Date	$—	$(8,875)

United Components, Inc.
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
(j)	Represents adjustment to other costs in ASC’s historical amounts that were affected by the Acquisition.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Elimination of ASC’s stock compensation expense. All outstanding stock options became fully vested and were paid at the Acquisition Date	$(7)	$(26)
Elimination of ASC’s management fees. Such fees will not be paid subsequent to the Acquisition Date	(132)	(421)
Elimination of ASC’s deal costs which are reflected in ASC’s historical amounts	—	(250)
(k)	Represents adjustment to income tax expense to reflect the aggregate pro forma income tax effect on the pro forma adjustments, (i) excluding the pro forma adjustment related to the accretion of the put option which is not deductible for income tax purposes, and (ii) including the income tax benefit related to ASC’s outstanding stock options, which became fully vested and were paid at the Acquisition Date. Income tax expense is calculated based on a combined U.S. and State statutory tax rate. Goodwill is not expected to be deductible for income tax purposes.

	Pro Forma Adjustments
	(in thousands)
	Three Months	Year Ended
	Ended March 31,	December 31,
	2006	2005
Adjustment to income tax expense to reflect the income tax effect on the pro forma adjustments	$114	$(3,121)

Note 5. Integration cost savings and related costs
The unaudited pro forma condensed combined financial statements do not reflect any adjustments to recognize the cost savings associated with the integration of the operations of ASC with UCI’s existing operations, or the costs related to contemplated changes in operations arising from such integration. These costs include, but are not limited to, exit activities, severance costs, and costs associated with the consolidation of operations.